FIRST INVESTORS SPECIAL BOND FUND
                    SUPPLEMENT DATED JANUARY 10, 2000 TO
                    THE PROSPECTUS DATED APRIL 30, 1999


The Prospectus is amended by deleting the second paragraph of the section captioned "Fund Management" on page 7 and replacing it with the following:

      As of January 1, 2000, Nancy W. Jones serves as Portfolio Manager of the Fund. Ms. Jones manages certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.

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